UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-06071

DWS Institutional Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

Cash Reserves Fund Institutional

Annual Report
to Shareholders

December 31, 2009

Contents

Cash Reserves Fund Institutional

3 Portfolio Management Review

6 Information About Your Fund's Expenses

8 Portfolio Summary

9 Financial Statements

12 Financial Highlights

13 Notes to Financial Statements

18 Report of Independent Registered Public Accounting Firm

19 Tax Information

Cash Management Portfolio

21 Investment Portfolio

38 Financial Statements

41 Financial Highlights

42 Notes to Financial Statements

46 Report of Independent Registered Public Accounting Firm

47 Investment Management Agreement Approval

52 Summary of Management Fee Evaluation by Independent Fee Consultant

57 Board Members and Officers

61 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the fund's $1.00 share price. The credit quality of the fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the fund's share price. The fund's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the fund may have a significant adverse effect on the share price of the fund. Please read this fund's prospectus for specific details regarding its risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

Cash Reserves Fund Institutional: A Team Approach to Investing

Deutsche Investment Management Americas Inc. (``DIMA'' or the ``Advisor''), which is part of Deutsche Asset Management, is the investment advisor for Cash Management Portfolio (the ``Portfolio''), in which the fund invests all of its assets. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

A group of investment professionals is responsible for the day-to-day management of the Portfolio. These investment professionals have a broad range of experience managing money market funds.

Market Overview

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

By the first quarter of 2009, it seemed evident that the array of government programs launched in response to the US mortgage crisis, the worldwide "credit crunch" and the worst economic downturn since the Great Depression of the 1930s was improving investor sentiment and the overall tone of the financial markets. Liquidity — which had been severely disrupted at the height of the financial crisis — was gradually restored in the short end of the money market curve as yield spreads returned to more accustomed levels.1,2 By the end of the second quarter — except for the labor market, where US unemployment hit 10% — the rate of deterioration for economic data seemed to be slowing. In the second half of 2009, we saw continuing improvements in market conditions. Interest rate spreads continued to narrow, liquidity increased and credit markets functioned more efficiently. In line with the recovery in the markets, short-term interest rates declined steadily and substantially throughout the course of 2009.

Positive Contributors to Fund Performance

We were able to maintain a competitive yield for the fund during the period. (All performance is historical and does not guarantee future results. Yields fluctuate and are not guaranteed.)

At the start of 2009, when conditions in the money markets were considerably more difficult, we employed a defensive strategy for the fund, holding more overnight securities in the form of repurchase agreements in seeking the highest quality possible. As conditions eased, we extended maturity cautiously with the goal of maintaining high quality along with substantial liquidity.

Negative Contributors to Fund Performance

The types of securities that we were investing in tended to have lower yields than issues carrying more risk. We preferred to be cautious during a time of significant market turbulence. In the end this cost the fund some yield, but we believe that this represented a prudent approach to preserving principal.

Outlook and Positioning

In the months ahead, we continue to foresee an artificially low interest rate environment because of declining money market instrument supply, a large number of money market issues maturing with principal needing to be reinvested, and continued strong demand from investors seeking principal stability and safety.

We continue our insistence on the highest credit quality within the fund. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the fund and to seek competitive yield for our shareholders.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Please read the fund's prospectus for specific details regarding its risk profile.

7-Day Current Yield
December 31, 2009	0.09%*
December 31, 2008	1.27%*

* The investment advisor has agreed to waive fees/reimburse expenses. Without such fee waivers/expense reimbursements, the 7-day current yield would have been 0.01% as of December 31, 2009 and 1.18% as of December 31, 2008.

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolio over a 7-day period expressed as an annual percentage rate of the fund's shares outstanding. Please visit our Web site at www.moneyfunds.deam-us.db.com for the product's most recent month-end performance.

1 "Spread" refers to the excess yield various fixed-income or money market securities or sectors offer over each other at similar maturities. When spreads widen, yield differences are increasing between securities in the two sectors being compared. When spreads narrow, the opposite is true.

2 The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2009 to December 31, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2009
Actual Fund Return*
Beginning Account Value 7/1/09	$ 1,000.00
Ending Account Value 12/31/09	$ 1,001.10
Expenses Paid per $1,000**	$ 1.01
Hypothetical 5% Fund Return*
Beginning Account Value 7/1/09	$ 1,000.00
Ending Account Value 12/31/09	$ 1,024.20
Expenses Paid per $1,000**	$ 1.02

* Expenses include amounts allocated proportionally from the master portfolio.

** Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratio
Cash Reserves Fund Institutional	.20%

For more information, please refer to the Fund's prospectus.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	12/31/09	12/31/08

Commercial Paper	47%	42%
Certificates of Deposit and Bank Notes	21%	21%
Short-Term Notes	11%	11%
Time Deposits	10%	13%
Government & Agency Obligations	6%	2%
Municipal Bonds and Notes	5%	1%
Repurchase Agreements	—	10%
	100%	100%
Weighted Average Maturity

Cash Reserves Fund Institutional	46 days	47 days
First Tier Institutional Money Fund Average*	42 days	37 days

* The Fund is compared to its respective iMoneyNet category: First Tier Institutional Money Fund Average — Category includes a widely recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

Asset allocation and weighted average maturity are subject to change. For more complete details about the Portfolio's holdings, see page 21. A quarterly Fact Sheet is available upon request. A complete list of the Portfolio's holdings is posted twice each month on www.dws-investments.com. Portfolio holdings as of the 15th day of each month are posted to the Web site on or after month-end and portfolio holdings as of each month-end are posted to the Web site on or after the 14th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2009
Assets
Investment in Cash Management Portfolio, at value	$ 6,408,998,935
Receivable for Fund shares sold	578,208
Due from Advisor	6,646
Other assets	24,491
Total assets	6,409,608,280
Liabilities
Distributions payable	361,350
Other accrued expenses and payables	212,716
Total liabilities	574,066
Net assets, at value	$ 6,409,034,214
Net Assets Consist of
Accumulated net realized gain (loss)	(1,900,971)
Paid-in capital	6,410,935,185
Net assets, at value	$ 6,409,034,214
Net Asset Value
Net Asset Value, offering and redemption price per share ($6,409,034,214 ÷ 6,410,934,853 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2009
Investment Income
Income and expenses allocated from Cash Management Portfolio: Interest	$ 25,994,107
Expenses*	(6,301,440)
Net investment income allocated from Cash Management Portfolio	19,692,667
Expenses: Administration fee	4,602,267
Services to shareholders	243,536
Professional fees	74,299
Service fee	81,820
Trustees' fees and expenses	5,955
Reports to shareholders	70,991
Registration fees	37,432
Temporary guarantee program participation fee	1,308,757
Other	62,391
Total expenses before expense reductions	6,487,448
Expense reductions	(3,188,055)
Total expenses after expense reductions	3,299,393
Net investment income	16,393,274
Net realized gain (loss) allocated from Cash Management Portfolio	442,365
Net increase (decrease) in net assets resulting from operations	$ 16,835,639

* Net of $1,200,365 Advisor reimbursement allocated from Cash Management Portfolio for the year ended December 31, 2009.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2009	2008
Operations: Net investment income	$ 16,393,274	$ 130,168,730
Net realized gain (loss)	442,365	(2,304,943)
Net increase (decrease) in net assets resulting from operations	16,835,639	127,863,787
Distributions to shareholders from: Net investment income	(17,555,525)	(129,132,400)
Fund share transactions: Proceeds from shares sold	58,314,625,780	50,579,206,598
Reinvestment of distributions	11,159,830	89,879,427
Cost of shares redeemed	(56,324,620,628)	(51,447,895,625)
Net increase (decrease) in net assets from Fund share transactions	2,001,164,982	(778,809,600)
Increase (decrease) in net assets	2,000,445,096	(780,078,213)
Net assets at beginning of period	4,408,589,118	5,188,667,331
Net assets at end of period (including undistributed net investment income of $0 and $1,162,243, respectively)	$ 6,409,034,214	$ 4,408,589,118
Other Information
Shares outstanding at beginning of period	4,409,769,871	5,188,579,471
Shares sold	58,314,625,780	50,579,206,598
Shares issued to shareholders in reinvestment of distributions	11,159,830	89,879,427
Shares redeemed	(56,324,620,628)	(51,447,895,625)
Net increase (decrease) in Fund shares	2,001,164,982	(778,809,600)
Shares outstanding at end of period	6,410,934,853	4,409,769,871

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from investment operations: Net investment income	.004	.027	.051	.049	.031
Net realized gain (loss)[a]	—	—	—	—	—
Total from investment operations	.004	.027	.051	.049	.031
Less distributions from: Net investment income	(.004)	(.027)	(.051)	(.049)	(.031)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)[b]	.41	2.75	5.27	4.99	3.15
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6,409	4,409	5,189	5,456	6,493
Ratio of expenses before expense reductions, including expenses allocated from Cash Management Portfolio (%)	.31	.29	.28	.28	.26
Ratio of expenses after expense reductions, including expenses allocated from Cash Management Portfolio (%)	.21	.19	.18	.16	.18
Ratio of net investment income (%)	.36	2.86	5.14	4.85	3.08
[a] Amount is less than $.0005. [b] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Cash Reserves Fund Institutional (the ``Fund'') is a series of DWS Institutional Funds (the ``Trust''), which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Massachusetts business trust. The Fund is one of several funds the Trust offers to investors.

The Fund, a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a master portfolio, the Cash Management Portfolio (the ``Portfolio''), an open-end management investment company registered under the 1940 Act and advised by Deutsche Investment Management Americas Inc. (``DIMA" or the ``Advisor''). Details concerning the Portfolio's investment objective and policies and the risk factors associated with the Portfolio's investments are described in the Fund's Prospectus and Statement of Additional Information. At December 31, 2009, the Fund owned approximately 15% of the Portfolio.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

Security Valuation. The Fund determines the valuation of its investment in the Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio's net assets.

Disclosure about the classification of fair value measurements is included in a table following the Portfolio's Investment Portfolio.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At December 31, 2009, the Fund had a net tax basis capital loss carryforward of approximately $1,901,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 (the expiration date), whichever occurs first.

During the year ended December 31, 2009, the Fund utilized $442,000 of prior year capital loss carryforward.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2009, and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax differences will reverse in a subsequent period. There were no significant book to tax differences for the Fund.

At December 31, 2009, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward	$ (1,901,000)

In addition, during the year ended December 31, 2009, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2009	2008
Distributions from ordinary income	$ 17,555,525	$ 129,132,400

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. The Fund receives a daily allocation of the Portfolio's net investment income and net realized gains and losses in proportion to its investment in the Portfolio. Expenses directly attributed to a fund are charged to that fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust on the basis of relative net assets.

B. Fees and Transactions with Affiliates

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") is an indirect, wholly owned subsidiary of Deutsche Bank AG, and the Advisor for the master portfolio.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from January 1, 2009 through May 13, 2010, DIMA has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund, including expenses of the Portfolio, to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.18% of the Fund's average daily net assets.

For the year ended December 31, 2009, the Advisor waived a portion of its Administration Fee as follows:

	Total Aggregated	Waived	Unpaid at December 31, 2009	Annual Effective Rate
Cash Reserves Fund Institutional	$ 4,602,267	$ 2,901,879	$ 142,984.04%

In addition, for the year ended December 31, 2009, the Advisor reimbursed the Fund $323 of sub-recordkeeping expense.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2009, the amount charged to the Fund by DISC aggregated $204,033, all of which was waived.

Shareholder Servicing Fee. DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, provides information and administrative services for a fee ("Service Fee") to shareholders at an annual rate of up to 0.25% of average daily net assets. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firm services. For the year ended December 31, 2009, the Service Fee was as follows:

	Total Aggregated	Waived	Annual Effective Rate
Cash Reserves Fund Institutional	$ 81,820	$ 81,820.00%

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2009, the amount charged to the Fund by DIMA included in Statement of Operations under "reports to shareholders" aggregated $19,111, of which $6,992 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

C. Concentration of Ownership

From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At December 31, 2009, there was one third party investor who held approximately 23% and there was one shareholder who held approximately 21%, respectively, of the outstanding shares of the Fund.

D. Participation in the Treasury's Temporary Guarantee Program

Cash Reserves Fund Institutional participated in the Temporary Guarantee Program for Money Market Funds (the "Program") established by the U.S. Department of the Treasury (the "Treasury"). The Program was terminated on September 18, 2009.

The Fund paid the expenses of participating in the Program. The expense was determined by the product of (i) the number of shares outstanding of each class as of September 19, 2008 valued at $1.00; and (ii) the applicable Program participation fee rate, which was based upon the market-based net asset value outstanding of each share class as of September 19, 2008. For the initial period ending December 18, 2008, the Program participation fee was equal to 0.010%. For the coverage under the Program beginning on December 19, 2008 and ending on April 30, 2009, the Program participation fee was equal to 0.015%. For the coverage under the Program beginning on May 1, 2009 and ending September 18, 2009, the Program participation fee was equal to 0.015%. This expense was amortized over the length of the participation in the Program and is included in "temporary guarantee program participation fee" on the Statement of Operations. For the period from January 1, 2009 through September 18, 2009, the Fund accrued $1,308,757. This expense was borne by the Fund without regard to any expense limitation currently in effect for the Fund.

Neither the Fund nor Deutsche Investment Management Americas Inc., the Fund's investment advisor, are in any manner approved, endorsed, sponsored or authorized by the Treasury.

E. Review for Subsequent Events

Management has reviewed the events and transactions for subsequent events from January 1, 2010 through February 24, 2010, the date the financial statements were available to be issued, and has determined that there were no material events that would require disclosure in the Fund's financial statements through this date.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Institutional Funds and Shareholders of Cash Reserves Fund Institutional:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cash Reserves Fund Institutional (hereafter referred to as the ``Fund'') at December 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as ``financial statements'') are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Boston, Massachusetts February 24, 2010	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

(The following financial statements of the Cash Management Portfolio should be read in conjunction with the Fund's financial statements.)

Investment Portfolio as of December 31, 2009

	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 21.2%
African Development Bank, 3.75%, 1/15/2010	13,000,000	13,010,098
Australia & New Zealand Banking Group Ltd.:
0.28%, 3/1/2010	250,000,000	250,000,000
0.29%, 1/14/2010	204,000,000	204,000,000
Banco Bilbao Vizcaya Argentaria SA:
0.24%, 4/6/2010	216,000,000	216,000,000
0.25%, 2/18/2010	46,200,000	46,200,000
0.25%, 3/31/2010	174,000,000	174,000,000
0.26%, 3/19/2010	155,000,000	155,000,000
Bank of Nova Scotia:
0.15%, 1/25/2010	100,000,000	100,000,000
0.17%, 3/23/2010	5,200,000	5,200,000
Bank of Tokyo-Mitsubishi UFJ Ltd.:
0.22%, 3/26/2010	20,000,000	20,000,000
0.24%, 3/2/2010	50,000,000	50,000,000
0.25%, 1/28/2010	300,000,000	300,000,000
0.26%, 1/13/2010	200,000,000	200,000,000
Berkshire Hathaway Finance Corp., 4.125%, 1/15/2010	10,000,000	10,014,294
BNP Paribas:
0.23%, 3/11/2010	100,000,000	100,000,958
0.23%, 4/9/2010	290,000,000	290,000,000
0.25%, 1/19/2010	300,000,000	300,000,000
0.25%, 2/9/2010	150,000,000	150,000,000
0.25%, 3/19/2010	175,000,000	175,000,000
0.26%, 1/11/2010	275,000,000	275,000,000
0.26%, 2/22/2010	150,000,000	150,000,000
0.28%, 3/3/2010	119,100,000	119,100,000
0.28%, 5/19/2010	118,200,000	118,200,000
0.28%, 6/10/2010	300,000,000	300,000,000
Caixa Geral de Depositos SA, 0.27%, 1/5/2010	52,000,000	52,000,000
Credit Agricole SA:
0.22%, 4/6/2010	290,000,000	290,000,000
0.25%, 2/1/2010	200,000,000	200,000,000
Credit Industriel et Commercial, 0.34%, 1/4/2010	107,000,000	107,000,000
Dexia Credit Local:
0.48%, 4/6/2010	200,000,000	200,000,000
0.49%, 3/24/2010	30,000,000	30,000,341
0.49%, 4/5/2010	40,000,000	40,000,521
0.75%, 2/11/2010	104,500,000	104,500,593
1.06%, 1/4/2010	179,500,000	179,500,149
DnB NOR Bank ASA:
0.22%, 2/8/2010	100,000,000	100,000,000
0.28%, 5/20/2010	120,200,000	120,200,000
0.35%, 3/22/2010	235,000,000	235,015,607
Intesa Sanpaolo SpA, 0.28%, 6/8/2010	200,000,000	200,000,000
Kreditanstalt fuer Wiederaufbau, 5.0%, 6/1/2010	54,639,000	55,600,832
Landeskreditbank Baden-Wuerttemberg Foerderbank, 4.25%, 9/15/2010	113,000,000	116,007,818
Landwirtschaftliche Rentenbank, 2.625%, 2/26/2010	100,000,000	100,265,641
Mizuho Corporate Bank Ltd.:
0.21%, 3/9/2010	140,000,000	140,000,000
0.23%, 2/17/2010	118,200,000	118,200,000
0.25%, 1/8/2010	250,000,000	250,000,000
0.25%, 1/11/2010	300,000,000	300,000,000
Natixis, 0.27%, 1/11/2010	100,000,000	100,000,000
Nordea Bank Finland PLC, 0.75%, 9/23/2010	75,500,000	75,500,000
NRW.Bank, 5.375%, 7/19/2010	25,000,000	25,685,444
Rabobank Nederland NV:
0.2%, 3/11/2010	25,000,000	25,000,479
0.22%, 1/8/2010	98,575,000	98,575,191
0.26%, 2/24/2010	200,000,000	200,000,000
0.28%, 1/7/2010	119,750,000	119,750,000
0.36%, 3/24/2010	135,500,000	135,503,058
Societe Generale:
0.205%, 1/15/2010	300,000,000	300,000,000
0.26%, 3/1/2010	338,000,000	338,000,000
Svensk Exportkredit AB, 4.5%, 9/27/2010	30,000,000	30,844,976
Svenska Handelsbanken AB:
0.2%, 3/1/2010	100,000,000	100,001,638
0.2%, 3/22/2010	28,650,000	28,650,318
0.22%, 1/5/2010	100,000,000	100,000,111
0.22%, 1/6/2010	45,500,000	45,500,032
0.23%, 1/25/2010	85,000,000	85,000,566
0.23%, 1/26/2010	50,000,000	50,000,347
0.25%, 2/26/2010	30,000,000	30,000,466
Toronto-Dominion Bank:
0.35%, 4/23/2010	40,000,000	40,000,000
0.65%, 4/1/2010	62,000,000	62,000,000
0.75%, 2/8/2010	179,500,000	179,500,000
Wal-Mart Stores, Inc., 5.321%, 6/1/2010	148,500,000	151,345,079
Westpac Banking Corp., 0.55%, 4/23/2010	12,500,000	12,505,032
Total Certificates of Deposit and Bank Notes (Cost $8,992,379,589)		8,992,379,589

Commercial Paper 46.9%
Issued at Discount**
Allied Irish Banks North America, Inc., 144A, 0.45%, 2/16/2010	40,000,000	39,977,000
Alpine Securitization:
144A, 0.17%, 1/19/2010	100,000,000	99,991,500
144A, 0.19%, 1/22/2010	200,000,000	199,977,833
Amsterdam Funding Corp., 144A, 0.17%, 1/13/2010	58,100,000	58,096,708
Anglo Irish Bank Corp., Ltd., 144A, 0.75%, 1/19/2010	75,000,000	74,971,875
Antalis US Funding Corp.:
144A, 0.2%, 1/12/2010	75,000,000	74,995,417
144A, 0.2%, 1/13/2010	52,000,000	51,996,533
144A, 0.22%, 1/15/2010	27,000,000	26,997,690
144A, 0.26%, 1/11/2010	30,000,000	29,997,833
144A, 0.27%, 1/12/2010	48,000,000	47,996,040
144A, 0.27%, 1/25/2010	35,000,000	34,993,700
ASB Finance Ltd.:
0.36%, 4/8/2010	20,000,000	19,980,600
0.48%, 2/26/2010	28,000,000	27,979,093
0.53%, 3/8/2010	23,500,000	23,477,166
1.2%, 3/12/2010	20,000,000	19,953,333
Atlantic Asset Securitization LLC:
144A, 0.16%, 1/6/2010	1,891,000	1,890,958
144A, 0.17%, 1/7/2010	100,000,000	99,997,167
Bank of Montreal:
0.17%, 1/11/2010	150,000,000	149,992,917
0.18%, 2/22/2010	100,000,000	99,974,000
BlackRock, Inc.:
0.19%, 1/15/2010	41,000,000	40,996,971
0.2%, 1/8/2010	56,300,000	56,297,811
0.2%, 1/19/2010	115,000,000	114,988,500
0.2%, 1/20/2010	20,000,000	19,997,889
0.2%, 1/27/2010	22,000,000	21,996,822
0.21%, 2/12/2010	33,800,000	33,791,719
BNP Paribas Finance, Inc., 0.11%, 1/26/2010	20,000,000	19,998,472
BNZ International Funding Ltd.:
144A, 0.255%, 2/5/2010	35,000,000	34,991,323
144A, 0.3%, 1/26/2010	50,000,000	49,989,583
144A, 0.34%, 4/6/2010	150,000,000	149,865,417
144A, 0.35%, 4/6/2010	30,000,000	29,972,292
BPCE SA:
0.27%, 2/2/2010	129,000,000	128,969,040
0.27%, 2/5/2010	78,500,000	78,479,394
0.27%, 2/10/2010	37,000,000	36,988,900
0.27%, 2/19/2010	17,000,000	16,993,753
CAFCO LLC, 144A, 0.28%, 1/7/2010	34,492,000	34,490,390
Caisse D'Amortissement de la Dette Sociale:
0.23%, 2/25/2010	149,000,000	148,947,643
0.27%, 3/19/2010	83,880,000	83,831,559
0.27%, 3/23/2010	28,000,000	27,982,990
0.48%, 4/19/2010	63,000,000	62,909,280
0.65%, 3/12/2010	124,500,000	124,342,646
0.7%, 1/8/2010	128,500,000	128,482,510
Cancara Asset Securitisation LLC:
144A, 0.25%, 1/13/2010	50,000,000	49,995,833
144A, 0.25%, 1/14/2010	21,000,000	20,998,104
144A, 0.26%, 2/4/2010	30,000,000	29,992,633
144A, 0.27%, 2/16/2010	22,000,000	21,992,410
144A, 0.31%, 1/7/2010	95,000,000	94,995,092
144A, 0.31%, 1/11/2010	60,000,000	59,994,833
144A, 0.32%, 1/5/2010	80,000,000	79,997,156
CBA Delaware Finance, Inc., 0.21%, 2/5/2010	110,000,000	109,977,542
Charta Corp., 144A, 0.25%, 2/2/2010	200,000,000	199,955,556
Citibank Omni Master Trust:
144A, 0.65%, 1/6/2010	100,000,000	99,990,972
144A, 0.65%, 1/13/2010	69,100,000	69,085,028
144A, 0.65%, 1/20/2010	160,631,969	160,576,863
Citigroup Funding, Inc., 0.3%, 1/22/2010	175,000,000	174,969,375
Clipper Receivables Co., LLC:
0.19%, 1/14/2010	150,000,000	149,989,708
0.2%, 1/22/2010	117,000,000	116,986,350
Coca-Cola Co., 0.11%, 1/21/2010	22,650,000	22,648,616
CRC Funding LLC, 144A, 0.28%, 1/7/2010	46,000,000	45,997,853
Danske Corp.:
144A, 0.18%, 1/5/2010	100,000,000	99,998,000
144A, 0.6%, 1/11/2010	37,000,000	36,993,833
Dexia Delaware LLC:
0.05%, 1/4/2010	38,278,000	38,277,841
0.29%, 1/7/2010	200,000,000	199,990,333
DnB NOR Bank ASA, 0.29%, 6/4/2010	500,000,000	499,379,722
General Electric Capital Corp.:
0.12%, 1/22/2010	10,000,000	9,999,300
0.24%, 4/14/2010	130,000,000	129,910,733
0.25%, 3/1/2010	150,000,000	149,938,542
0.28%, 5/18/2010	100,000,000	99,893,444
General Electric Capital Services, Inc.:
0.22%, 3/12/2010	125,000,000	124,946,528
0.26%, 3/22/2010	200,000,000	199,884,444
Governor & Co. of the Bank of Ireland, 0.63%, 1/21/2010	60,000,000	59,979,000
Grampian Funding LLC:
144A, 0.25%, 1/11/2010	5,000,000	4,999,653
144A, 0.27%, 2/16/2010	15,000,000	14,994,825
144A, 0.31%, 2/17/2010	300,000,000	299,875,972
144A, 0.35%, 1/21/2010	11,000,000	10,997,861
144A, 0.38%, 1/20/2010	45,500,000	45,490,875
144A, 0.4%, 1/11/2010	113,000,000	112,987,444
144A, 0.405%, 1/4/2010	106,000,000	105,996,423
Hannover Funding Co., LLC:
0.45%, 1/11/2010	30,000,000	29,996,250
0.45%, 1/22/2010	48,929,000	48,916,156
0.65%, 2/26/2010	30,000,000	29,969,667
0.75%, 1/22/2010	242,176,000	242,070,048
ING (US) Funding LLC:
0.19%, 2/17/2010	58,000,000	57,985,613
0.2%, 2/17/2010	186,000,000	185,951,433
0.21%, 2/1/2010	100,000,000	99,981,917
0.21%, 2/4/2010	50,000,000	49,990,083
0.22%, 1/6/2010	100,000,000	99,996,944
0.225%, 1/5/2010	100,000,000	99,997,500
Irish Life & Permanent PLC:
144A, 0.56%, 2/22/2010	17,800,000	17,785,602
144A, 0.56%, 2/23/2010	114,000,000	113,906,013
Johnson & Johnson:
144A, 0.1%, 1/4/2010	5,000,000	4,999,958
144A, 0.18%, 4/29/2010	200,000,000	199,882,000
144A, 0.19%, 4/26/2010	79,800,000	79,751,566
144A, 0.2%, 3/9/2010	80,000,000	79,970,222
144A, 0.2%, 5/14/2010	45,300,000	45,266,528
144A, 0.2%, 6/3/2010	100,000,000	99,915,000
144A, 0.22%, 3/25/2010	100,000,000	99,949,278
144A, 0.22%, 7/1/2010	100,000,000	99,889,389
144A, 0.22%, 8/2/2010	100,000,000	99,869,833
144A, 0.29%, 8/9/2010	50,000,000	49,911,389
KBC Financial Products International Ltd.:
144A, 0.52%, 1/11/2010	150,000,000	149,978,333
144A, 0.55%, 1/4/2010	84,000,000	83,996,150
144A, 0.58%, 1/6/2010	177,700,000	177,685,685
Liberty Street Funding LLC:
144A, 0.16%, 1/4/2010	48,160,000	48,159,358
144A, 0.225%, 2/3/2010	25,000,000	24,994,844
LMA Americas LLC, 144A, 0.2%, 1/25/2010	150,000,000	149,980,000
Market Street Funding LLC:
144A, 0.18%, 1/22/2010	27,000,000	26,997,165
144A, 0.2%, 1/21/2010	24,029,000	24,026,330
Microsoft Corp.:
0.07%, 3/16/2010	6,000,000	5,999,137
0.15%, 4/14/2010	25,000,000	24,989,271
0.19%, 5/10/2010	100,000,000	99,931,917
Natixis:
0.27%, 2/1/2010	71,000,000	70,983,493
0.29%, 1/21/2010	92,000,000	91,985,178
Nestle Capital Corp., 144A, 0.6%, 2/16/2010	100,000,000	99,923,333
New York Life Capital Corp.:
144A, 0.15%, 1/14/2010	88,493,000	88,488,207
144A, 0.15%, 1/15/2010	19,505,000	19,503,862
Nieuw Amsterdam Receivables Corp.:
144A, 0.2%, 1/8/2010	60,000,000	59,997,667
144A, 0.2%, 1/11/2010	35,000,000	34,998,056
144A, 0.21%, 2/8/2010	45,000,000	44,990,025
144A, 0.22%, 1/22/2010	131,300,000	131,283,150
144A, 0.22%, 2/1/2010	58,000,000	57,989,012
NRW.Bank:
0.22%, 1/29/2010	144,000,000	143,975,360
0.23%, 2/19/2010	400,000,000	399,874,778
0.25%, 3/5/2010	82,500,000	82,463,906
0.29%, 1/6/2010	37,500,000	37,498,490
0.29%, 1/13/2010	113,600,000	113,589,019
0.3%, 1/6/2010	100,000,000	99,995,833
0.36%, 2/16/2010	75,000,000	74,965,500
0.38%, 1/11/2010	26,000,000	25,997,256
0.4%, 3/3/2010	40,000,000	39,972,889
0.42%, 3/18/2010	50,000,000	49,955,667
0.445%, 4/23/2010	75,000,000	74,896,167
0.45%, 7/8/2010	188,500,000	188,057,025
0.461%, 6/28/2010	94,265,000	94,050,599
0.47%, 2/4/2010	29,000,000	28,987,127
0.48%, 2/5/2010	113,250,000	113,197,150
0.49%, 5/24/2010	125,000,000	124,756,701
0.5%, 1/11/2010	126,000,000	125,982,500
Oesterreichische Kontrollbank AG, 0.15%, 1/4/2010	200,000,000	199,997,500
Procter & Gamble International Funding SCA:
144A, 0.23%, 2/19/2010	50,000,000	49,984,347
144A, 0.25%, 1/7/2010	25,000,000	24,998,958
Rabobank USA Financial Corp.:
0.24%, 2/16/2010	25,000,000	24,992,333
0.27%, 1/19/2010	39,550,000	39,544,661
0.33%, 3/10/2010	150,000,000	149,906,500
Romulus Funding Corp.:
144A, 0.25%, 1/4/2010	30,000,000	29,999,375
144A, 0.32%, 1/6/2010	17,540,000	17,539,220
144A, 0.32%, 1/7/2010	26,850,000	26,848,568
0.32%, 1/8/2010	95,000,000	94,994,089
144A, 0.32%, 1/8/2010	50,000,000	49,996,889
144A, 0.32%, 1/11/2010	30,000,000	29,997,333
144A, 0.32%, 1/12/2010	17,000,000	16,998,338
144A, 0.32%, 1/13/2010	30,000,000	29,996,800
144A, 0.32%, 1/15/2010	26,378,000	26,374,717
Salisbury Receivables Co., LLC, 144A, 0.2%, 1/20/2010	125,000,000	124,986,806
Sanpaolo IMI US Financial Co.:
0.18%, 1/11/2010	150,000,000	149,992,500
0.2%, 1/28/2010	100,000,000	99,985,000
Scaldis Capital LLC:
0.24%, 1/5/2010	75,000,000	74,998,000
0.24%, 1/12/2010	100,000,000	99,992,667
0.25%, 1/6/2010	50,000,000	49,998,264
0.26%, 1/19/2010	180,000,000	179,976,600
0.26%, 1/20/2010	200,000,000	199,972,556
0.26%, 1/22/2010	119,000,000	118,981,952
0.3%, 2/23/2010	106,000,000	105,953,183
Sheffield Receivables Corp., 144A, 0.2%, 2/11/2010	100,000,000	99,977,222
Societe de Prise de Participation de l'Etat:
144A, 0.2%, 3/2/2010	144,500,000	144,451,833
144A, 0.21%, 5/20/2010	31,500,000	31,474,459
144A, 0.21%, 5/25/2010	84,000,000	83,929,440
144A, 0.25%, 5/26/2010	155,000,000	154,843,924
Societe Generale North America, Inc.:
0.01%, 1/4/2010	83,000,000	82,999,931
0.21%, 3/9/2010	50,000,000	49,980,458
0.245%, 1/14/2010	150,000,000	149,986,729
0.25%, 2/10/2010	11,000,000	10,996,944
Standard Chartered Bank:
0.27%, 1/15/2010	159,000,000	158,983,305
0.29%, 1/8/2010	111,000,000	110,993,741
Starbird Funding Corp.:
144A, 0.2%, 2/16/2010	22,500,000	22,494,250
144A, 0.2%, 2/18/2010	25,000,000	24,993,333
144A, 0.21%, 2/17/2010	50,000,000	49,986,292
Straight-A Funding LLC:
144A, 0.15%, 1/12/2010	80,000,000	79,996,333
144A, 0.17%, 2/16/2010	81,000,000	80,982,405
144A, 0.17%, 2/18/2010	167,000,000	166,962,147
144A, 0.18%, 1/11/2010	50,000,000	49,997,500
144A, 0.18%, 2/3/2010	50,000,000	49,991,750
144A, 0.18%, 2/5/2010	30,691,000	30,685,629
144A, 0.18%, 2/22/2010	25,000,000	24,993,500
144A, 0.18%, 3/1/2010	77,000,000	76,977,285
144A, 0.18%, 3/5/2010	90,000,000	89,971,650
144A, 0.18%, 3/9/2010	50,000,000	49,983,250
144A, 0.18%, 3/12/2010	85,000,000	84,970,250
144A, 0.19%, 1/21/2010	25,000,000	24,997,361
144A, 0.2%, 1/19/2010	47,656,000	47,651,234
144A, 0.2%, 1/25/2010	30,031,000	30,026,996
144A, 0.2%, 2/1/2010	154,423,000	154,396,405
144A, 0.2%, 2/2/2010	60,034,000	60,023,327
144A, 0.2%, 2/3/2010	50,143,000	50,133,807
144A, 0.2%, 2/8/2010	135,500,000	135,471,394
144A, 0.21%, 1/6/2010	100,000,000	99,997,083
144A, 0.21%, 1/12/2010	67,799,000	67,794,650
Swedbank AB:
144A, 0.33%, 3/19/2010	94,000,000	93,933,652
144A, 0.81%, 3/30/2010	117,500,000	117,267,350
144A, 0.82%, 2/19/2010	160,700,000	160,520,641
144A, 0.86%, 6/3/2010	120,000,000	119,561,400
144A, 0.89%, 5/28/2010	117,700,000	117,272,259
144A, 0.99%, 5/11/2010	100,000,000	99,642,500
144A, 1.02%, 6/24/2010	22,000,000	21,891,540
144A, 1.07%, 6/10/2010	25,000,000	24,881,111
144A, 1.09%, 6/14/2010	104,000,000	103,483,582
Swiss Re Treasury US Corp.:
0.25%, 2/16/2010	100,000,000	99,968,056
0.25%, 2/25/2010	150,000,000	149,942,708
0.25%, 3/4/2010	250,000,000	249,892,361
Tasman Funding, Inc.:
144A, 0.22%, 1/7/2010	89,100,000	89,096,733
144A, 0.22%, 1/22/2010	28,063,000	28,059,399
144A, 0.23%, 1/5/2010	95,000,000	94,997,572
Tempo Finance Corp.:
144A, 0.19%, 1/14/2010	50,000,000	49,996,569
144A, 0.23%, 1/5/2010	31,500,000	31,499,195
Total Capital Canada Ltd.:
144A, 0.19%, 2/25/2010	188,750,000	188,695,210
144A, 0.2%, 1/20/2010	276,000,000	275,970,867
Toyota Credit Canada, Inc.:
0.23%, 3/15/2010	50,000,000	49,976,681
0.24%, 1/12/2010	50,000,000	49,996,333
0.25%, 2/16/2010	12,000,000	11,996,167
0.3%, 4/22/2010	50,000,000	49,953,750
Toyota Credit de Puerto Rico:
0.22%, 3/15/2010	50,000,000	49,977,694
0.36%, 3/9/2010	50,000,000	49,966,500
Toyota Motor Credit Corp.:
0.15%, 1/5/2010	165,000,000	164,997,250
0.21%, 3/9/2010	175,000,000	174,931,604
0.25%, 4/8/2010	71,000,000	70,952,174
0.25%, 4/9/2010	150,000,000	149,897,917
Tulip Funding Corp., 144A, 0.18%, 1/19/2010	69,094,000	69,087,782
Victory Receivables Corp.:
144A, 0.19%, 2/2/2010	100,000,000	99,983,111
144A, 0.2%, 1/11/2010	131,824,000	131,816,676
144A, 0.2%, 1/12/2010	90,000,000	89,994,500
144A, 0.2%, 1/19/2010	100,044,000	100,033,996
144A, 0.2%, 1/21/2010	141,604,000	141,588,266
Yorktown Capital LLC, 144A, 0.18%, 2/22/2010	25,000,000	24,993,500
Total Commercial Paper (Cost $19,898,089,072)		19,898,089,072

Government & Agency Obligations 6.0%
Foreign Government Obligations 0.4%
Kingdom of Sweden, 1.0%, 4/26/2010	162,000,000	162,242,524
Republic of Ireland, 0.22%**, 1/14/2010	20,000,000	19,998,411
		182,240,935
Other Government Related 0.2%
Bank of America NA, FDIC Guaranteed, 1.7%, 12/23/2010	50,000,000	50,640,168
JPMorgan Chase & Co., FDIC Guaranteed, 2.625%, 12/1/2010	40,000,000	40,825,303
		91,465,471
US Government Sponsored Agencies 4.4%
Federal Home Loan Bank:
0.019%**, 1/13/2010	1,036,000	1,035,993
0.21%*, 7/13/2010	500,000,000	500,013,516
0.25%*, 5/28/2010	150,000,000	150,000,000
0.27%*, 5/21/2010	300,000,000	300,000,000
0.5%, 7/13/2010	60,750,000	60,718,842
0.55%, 7/29/2010	98,450,000	98,434,779
Federal Home Loan Mortgage Corp.:
0.039%**, 1/25/2010	5,000,000	4,999,867
0.159%**, 6/14/2010	83,196,000	83,135,359
0.239%**, 7/12/2010	56,020,000	55,948,295
0.331%**, 2/2/2010	53,000,000	52,983,982
0.366%**, 3/31/2010	46,490,000	46,447,475
0.427%**, 5/17/2010	19,050,000	19,019,054
1.43%, 9/3/2010	97,500,000	98,020,957
Federal National Mortgage Association:
0.138%**, 3/15/2010	150,000,000	149,957,417
0.209%**, 7/1/2010	55,000,000	54,941,929
0.225%**, 1/4/2010	50,000,000	49,998,750
0.447%**, 6/1/2010	20,000,000	19,962,250
0.547%**, 8/5/2010	18,400,000	18,339,280
3.25%, 2/10/2010	33,353,000	33,455,971
7.125%, 6/15/2010	50,000,000	51,485,000
		1,848,898,716
US Treasury Obligations 1.0%
US Treasury Bills:
0.045%**, 1/21/2010	10,000,000	9,999,750
0.045%**, 2/25/2010	18,000,000	17,998,762
0.05%**, 4/8/2010	907,000	906,878
0.06%**, 3/11/2010	1,661,000	1,660,793
0.205%**, 6/10/2010	2,534,000	2,531,691
0.25%**, 1/28/2010	50,000,000	49,990,625
0.275%**, 2/4/2010	5,590,000	5,588,548
0.43%**, 7/29/2010	10,000,000	9,975,036
0.49%**, 7/29/2010	1,100,000	1,096,871
0.675%**, 3/11/2010	32,257,000	32,215,268
0.69%**, 2/11/2010	150,000,000	149,882,125
0.7%**, 3/11/2010	130,000,000	129,825,583
US Treasury Note, 1.75%, 3/31/2010	30,000,000	30,111,051
		441,782,981
Total Government & Agency Obligations (Cost $2,564,388,103)		2,564,388,103

Short-Term Notes* 10.6%
ASB Finance Ltd., 144A, 0.364%, 12/3/2010	100,000,000	100,007,529
Bank of America NA, 0.872%, 5/12/2010	18,025,000	18,045,414
Bank of New York Mellon Corp., 0.678%, 2/5/2010	51,350,000	51,375,554
Bank of Nova Scotia, 0.241%, 11/23/2010	35,700,000	35,700,000
Barclays Bank PLC, 0.43%, 4/21/2010	343,000,000	343,000,000
Bayerische Landesbank, 0.291%, 12/23/2010	40,000,000	39,964,748
Canadian Imperial Bank of Commerce:
0.2%, 7/26/2010	35,000,000	35,000,000
0.23%, 2/23/2010	130,000,000	130,000,000
0.23%, 3/4/2010	50,000,000	50,000,000
Commonwealth Bank of Australia, 144A, 0.348%, 6/24/2010	122,500,000	122,500,000
Dexia Credit Local, 0.534%, 4/18/2011	115,000,000	115,015,756
General Electric Capital Corp.:
0.284%, 3/12/2010	11,792,000	11,792,354
0.314%, 1/4/2010	34,700,000	34,700,246
0.354%, 1/20/2010	26,321,000	26,322,193
0.655%, 2/26/2010	5,208,000	5,211,526
Governor & Co. of the Bank of Ireland:
0.611%, 1/25/2010	130,000,000	130,000,000
0.631%, 1/26/2010	63,700,000	63,700,000
Inter-American Development Bank, 0.24%, 2/19/2010	302,300,000	302,300,000
International Bank for Reconstruction & Development:
0.227%, 2/8/2010	25,000,000	25,003,136
0.23%, 2/1/2010	221,000,000	221,000,000
JPMorgan Chase & Co., 0.783%, 1/22/2010	10,234,000	10,237,194
Kreditanstalt fuer Wiederaufbau, 0.333%, 1/21/2010	260,000,000	260,000,000
Merrill Lynch & Co., Inc., 0.498%, 2/5/2010	4,417,000	4,417,632
National Australia Bank Ltd.:
0.384%, 7/12/2010	133,000,000	133,000,000
144A, 0.725%, 2/8/2010	7,500,000	7,503,476
Natixis:
0.25%, 2/5/2010	50,000,000	50,000,000
0.26%, 3/10/2010	275,000,000	275,000,000
Procter & Gamble International Funding SCA, 0.285%, 5/7/2010	100,000,000	100,000,000
Queensland Treasury Corp., 0.275%, 6/18/2010	180,000,000	180,000,000
Rabobank Nederland NV:
144A, 0.233%, 2/1/2010	226,000,000	226,006,025
144A, 0.272%, 12/16/2010	75,000,000	75,000,000
144A, 0.284%, 4/7/2011	278,000,000	278,000,000
144A, 0.67%, 5/19/2010	173,894,000	174,203,966
Royal Bank of Scotland PLC, 0.316%, 5/21/2010	180,000,000	180,000,000
Societe Generale, 0.184%, 4/19/2010	275,000,000	275,000,000
Wachovia Bank NA, 0.321%, 5/25/2010	2,000,000	2,000,636
Westpac Banking Corp.:
0.19%, 4/15/2010	125,000,000	125,000,000
144A, 0.282%, 12/13/2010	100,000,000	100,000,000
0.334%, 7/6/2010	119,350,000	119,350,000
144A, 0.335%, 7/2/2010	50,000,000	50,000,000
Total Short-Term Notes (Cost $4,485,357,385)		4,485,357,385

Supranational 0.4%
Inter-American Development Bank, 0.339%**, 8/16/2010 (Cost $147,682,705)	148,000,000	147,682,705

Time Deposits 10.2%
ABN AMRO Bank NV, 0.0%, 1/4/2010	100,000,000	100,000,000
Banco Bilbao Vizcaya Argentaria SA, 0.0%, 1/4/2010	100,000,000	100,000,000
Barclays Bank PLC, 0.0%, 1/4/2010	100,000,000	100,000,000
Branch Banking & Trust Co., 0.01%, 1/4/2010	140,000,000	140,000,000
Calyon, 0.01%, 1/4/2010	380,000,000	380,000,000
Citibank NA, 0.07%, 1/4/2010	15,000,000	15,000,000
JPMorgan Chase Bank NA, 0.0%, 1/4/2010	653,000,000	653,000,000
KBC Bank NV, 0.01%, 1/4/2010	400,000,000	400,000,000
Lloyds TSB Bank PLC, 0.02%, 1/4/2010	360,000,000	360,000,000
Nordea Bank Finland PLC, 0.0%, 1/4/2010	200,000,000	200,000,000
Royal Bank of Canada, 0.0%, 1/4/2010	500,000,000	500,000,000
Skandinaviska Enskilda Banken AB, 0.01%, 1/4/2010	600,000,000	600,000,000
Societe Generale, 0.01%, 1/4/2010	45,000,000	45,000,000
UBS AG:
0.0%, 1/4/2010	100,000,000	100,000,000
0.5%, 1/4/2010	100,000,000	100,000,000
US Bank NA, 0.0%, 1/4/2010	354,000,000	354,000,000
Wells Fargo Bank NA, 0.0%, 1/4/2010	200,000,000	200,000,000
Total Time Deposits (Cost $4,347,000,000)		4,347,000,000

Municipal Bonds and Notes 4.7%
Alaska, State Housing Finance Corp., Capital Project, Series C, 0.2%***, 7/1/2022	39,295,000	39,295,000
Alaska, State Housing Finance Corp., Governmental Purpose, Series B, 0.2%***, 12/1/2030	46,875,000	46,875,000
Arizona, Board of Regents, State University Systems Revenue, Series A, 0.18%***, 7/1/2034, Lloyds TSB Bank PLC (a)	7,440,000	7,440,000
Bucks County, PA, Industrial Development Authority Revenue, Grand View Hospital, Series A, 0.23%***, 7/1/2034, TD Bank NA (a)	6,900,000	6,900,000
California, Bay Area Toll Authority, Toll Bridge Revenue:
Series A2, 0.17%***, 4/1/2047	30,200,000	30,200,000
Series 2985, 144A, 0.24%***, 4/1/2039	47,350,000	47,350,000
California, Housing Finance Agency Revenue, Home Mortgage, Series M, AMT, 0.35%***, 8/1/2034	3,450,000	3,450,000
California, Housing Finance Agency Revenue, Multi-Family Housing, Series C, AMT, 0.36%***, 2/1/2033	20,000,000	20,000,000
California, State Kindergarten, Series A6, 0.19%***, 5/1/2034, Citibank NA & California State Teacher's Retirement System (a)	7,000,000	7,000,000
California, Statewide Communities Development Authority, Multi-Family Housing Revenue, Series 29G, 144A, AMT, 0.25%***, 5/1/2039	43,660,000	43,660,000
California, University Revenues, 0.2%, 1/7/2010	23,800,000	23,799,207
Chicago, IL, Wastewater Transmission Revenue, Series C-2, 0.2%***, 1/1/2039, Bank of America NA (a)	7,000,000	7,000,000
Clark County, NV, Industrial Development Revenue, Southwest Gas Corp., Series A, 0.21%***, 12/1/2039, JPMorgan Chase Bank (a)	12,000,000	12,000,000
Colorado, Housing & Finance Authority, Single Family Program, Series I-A1, 0.38%***, 11/1/2034	16,700,000	16,700,000
Connecticut, State Health & Educational Revenue, Yale University:
0.32%, 3/9/2010	20,150,000	20,137,999
0.36%, 1/4/2010	27,300,000	27,299,181
District of Columbia, Anacostia Waterfront Corp., Pilot Revenue, Series F02, 144A, 0.24%***, 9/30/2022	100,015,000	100,015,000
District of Columbia, General Obligation, Series C, 0.2%***, 6/1/2026, JPMorgan Chase Bank (a)	23,120,000	23,120,000
Essex County, NJ, Improvement Authority Revenue, Pooled Governmental Loan Program, 0.19%***, 7/1/2026, First Union National Bank (a)	38,050,000	38,050,000
Florida, Jacksonville Electric Authority, 0.2%, 1/11/2010	31,600,000	31,600,000
Georgia, Private Colleges & Universities Authority Revenue, Emory University, Series B-2, 0.17%***, 9/1/2035	25,200,000	25,200,000
Glen Cove, NY, Housing Authority Revenue, Series 57G, 144A, AMT, 0.26%***, 10/1/2026	12,850,000	12,850,000
Hawaii, State Department of Budget & Finance, Special Purpose Revenue, Hawaii Pacific Health, Series A, 0.28%***, 7/1/2035, Union Bank NA (a)	8,250,000	8,250,000
Hempstead, NY, Industrial Development Agency Revenue, Series 92G, 144A, AMT, 0.26%***, 10/1/2045	6,000,000	6,000,000
Highlands County, FL, Health Facilities Authority Revenue, Adventist Health System, Series F, 0.22%***, 11/15/2035, Wachovia Bank NA (a)	30,350,000	30,350,000
Hillsborough County, FL, School Board, Certificates of Participation, Master Lease Program, Series A, 0.21%***, 7/1/2023, Wachovia Bank NA (a) (b)	23,000,000	23,000,000
Illinois, Development Finance Authority Revenue, Chicago Symphony Project, 0.2%***, 12/1/2033, Bank One NA (a)	11,000,000	11,000,000
Illinois, Development Finance Authority, Industrial Development Revenue, Katlaw Tretam & Co. Project, AMT, 0.35%***, 8/1/2027, LaSalle Bank NA (a)	2,990,000	2,990,000
Illinois, Development Finance Authority, Industrial Project Revenue, Grecian Delight Foods Project, AMT, 0.35%***, 8/1/2019, LaSalle Bank NA (a)	1,765,000	1,765,000
Illinois, Educational Facilities Authority Revenues, 0.25%, 2/4/2010	20,000,000	20,000,000
Illinois, Finance Authority Revenue, Carle Foundation, Series D, 0.21%***, 2/15/2033, JPMorgan Chase Bank (a)	19,375,000	19,375,000
Illinois, Finance Authority Revenue, Rehabilitation Institute of Chicago:
Series A, 0.22%***, 4/1/2039, JPMorgan Chase Bank (a)	7,565,000	7,565,000
Series B, 0.22%***, 4/1/2039, JPMorgan Chase Bank (a)	17,600,000	17,600,000
Illinois, Finance Authority Revenue, University of Chicago Medical Center, Series A-2, 0.18%***, 8/15/2026, Wells Fargo Bank NA (a)	14,000,000	14,000,000
Illionois, Northwestern University, 0.23%, 3/2/2010	34,000,000	33,986,967
Indiana, State Development Finance Authority, Industrial Development Revenue, Enterprise Center VI Project, AMT, 0.4%***, 6/1/2022, LaSalle Bank NA (a)	4,900,000	4,900,000
Iowa, Finance Authority, Multi-Family Revenue, Windsor on the River LLC, Series A, AMT, 0.34%***, 5/1/2042, Wells Fargo Bank NA (a)	17,000,000	17,000,000
Kansas, State Department of Transportation Highway Revenue, Series A-2, 0.18%***, 9/1/2014	27,100,000	27,100,000
Los Angeles, CA, Department of Water and Power Revenue:
Series A-4, 0.19%***, 7/1/2035	12,400,000	12,400,000
Series B-2, 144A, 0.2%***, 7/1/2034	8,800,000	8,800,000
Louisiana, Public Facilities Authority Revenue, Dynamic Fuels LLC Project, 0.2%***, 10/1/2033, JPMorgan Chase Bank (a)	20,000,000	20,000,000
Louisiana, State Gas & Fuels Tax Revenue, Series A-1, 0.2%***, 5/1/2043, JPMorgan Chase Bank (a)	11,000,000	11,000,000
Massachusetts, Bay Transportation Authority, Sales Tax Revenue, Series A-1, 0.18%***, 7/1/2021	15,400,000	15,400,000
Massachusetts, State Development Finance Agency Revenue, Wentworth Institute of Technology, 0.23%***, 10/1/2030, RBS Citizens NA (a)	28,285,000	28,285,000
Massachusetts, State Development Finance Agency Revenue, YMCA of Greater Worcester, 0.24%***, 9/1/2041, TD Bank NA (a)	7,740,000	7,740,000
Massachusetts, State General Obligation, Series B, 0.24%***, 3/1/2026	25,000,000	25,000,000
Massachusetts, State Health & Educational Facilities Authority Revenue, Amherst College:
Series F, 0.17%***, 11/1/2026	30,000,000	30,000,000
Series I, 0.17%***, 11/1/2028	7,160,000	7,160,000
Series J-1, 0.17%***, 11/1/2035	23,895,000	23,895,000
Massachusetts, State Health & Educational Facilities Authority Revenue, Boston University, Series N, 0.22%***, 10/1/2034, Bank of America NA (a)	13,600,000	13,600,000
Michigan, State University Revenues, Series A, 0.17%***, 8/15/2030	18,155,000	18,155,000
Minneapolis & St. Paul, MN, Housing & Redevelopment Authority, Allina Health Care Systems:
Series B-1, 0.2%***, 11/15/2035, JPMorgan Chase Bank (a)	18,005,000	18,005,000
Series B-2, 0.2%***, 11/15/2035, JPMorgan Chase Bank (a)	43,765,000	43,765,000
Minnesota, State Housing Finance Agency, Residential Housing:
Series J, AMT, 0.27%***, 7/1/2033	7,500,000	7,500,000
Series C, AMT, 0.27%***, 1/1/2037	18,950,000	18,950,000
Monroe County, GA, Development Authority Pollution Control Revenue, Oglethorpe Power Corp., Series B, 0.22%***, 1/1/2036, JPMorgan Chase Bank (a)	17,500,000	17,500,000
Nashville & Davidson County, TN, Metropolitan Government, Health & Educational Facilities Board Revenue, Vanderbilt University, Series A, 0.2%***, 10/1/2030	24,850,000	24,850,000
Nassau County, NY, Industrial Development Agency Revenue, Series 75G, 144A, AMT, 0.26%***, 12/1/2033	48,095,000	48,095,000
New Hampshire, Health & Education Facilities Authority Revenue, Phillips Exeter Academy, 0.24%***, 9/1/2042	20,000,000	20,000,000
New Jersey, Economic Development Authority, Gas Facilities Revenue, Pivotal Utility Holdings, AMT, 0.21%***, 6/1/2032, Wells Fargo Bank NA (a)	23,800,000	23,800,000
New Jersey, State Transportation Trust Fund Authority, Transportation Systems, Series D, 0.23%***, 6/15/2032, Sumitomo Mitsui Banking (a)	23,000,000	23,000,000
New York, Metropolitan Transportation Authority Revenue, Series E-2, 0.23%***, 11/1/2035, Fortis Bank SA (a)	41,455,000	41,455,000
New York, State Dormitory Authority Revenues, State Supported Debt, City University of New York, Series C, 0.19%***, 7/1/2031, Bank of America NA (a)	29,900,000	29,900,000
New York, State Energy Research & Development Authority, Pollution Control Revenue, NY State Electric & Gas, Series C, 0.17%***, 6/1/2029, Wells Fargo Bank NA (a)	11,800,000	11,800,000
New York, State Housing Finance Agency Revenue, 100 Maiden Lane Properties, Series A, 0.18%***, 5/15/2037	38,000,000	38,000,000
New York, State Housing Finance Agency Revenue, 316 Eleventh Avenue Housing, Series A, AMT, 0.2%***, 5/15/2041	28,800,000	28,800,000
New York, State Local Government Assistance Corp., Series B-3V, 0.17%***, 4/1/2024	34,700,000	34,700,000
New York, State Mortgage Agency, Homeowner Mortgage Revenue, Series 142, AMT, 0.31%***, 10/1/2037	10,200,000	10,200,000
New York, Wells Fargo Stage Trust:
Series 72C, 144A, 0.22%***, 8/15/2039	19,840,000	19,840,000
Series 2009-75C, 144A, 0.24%***, 5/1/2031	20,505,000	20,505,000
New York City, NY, Housing Development Corp., Multi-Family Rent Housing Revenue, 155 West 21st Street Development, Series A, AMT, 0.2%***, 11/15/2037	7,300,000	7,300,000
New York City, NY, Housing Development Corp., Residential Revenue, Queens College, Series A, 0.22%***, 6/1/2043, RBS Citizens NA (a)	13,000,000	13,000,000
New York, NY, General Obligation:
Series C-4, 0.21%***, 8/1/2020, BNP Paribas (a)	44,150,000	44,150,000
Series I-8, 0.25%***, 4/1/2036, Bank of America NA (a)	5,500,000	5,500,000
Series H-1, 0.3%***, 1/1/2036, Dexia Credit Local (a)	2,600,000	2,600,000
Series J14, 0.32%***, 8/1/2019	41,855,000	41,855,000
North Carolina, Capital Facilities Finance Agency, Exempt Facilities Revenue, Republic Services, Inc., 0.21%***, 9/1/2025, Bank of America NA (a)	5,000,000	5,000,000
North Carolina, Charlotte-Mecklenburg Hospital Authority, Health Care Systems Revenue, Series H, 0.18%***, 1/15/2045, Wachovia Bank NA (a)	25,000,000	25,000,000
North Texas, Higher Education Authority, Inc., Student Loan Revenue, Series A, AMT, 0.32%***, 12/1/2038, Lloyds TSB Bank PLC (a)	8,600,000	8,600,000
North Texas, Tollway Authority Revenue, Series D, 0.22%***, 1/1/2049, JPMorgan Chase Bank (a)	27,000,000	27,000,000
Ohio, State Hospital Facility:
Series 3591, 144A, 0.24%***, 1/1/2017	15,000,000	15,000,000
Series 3551, 144A, 0.26%***, 1/1/2033	14,960,000	14,960,000
Orange County, FL, Educational Facilities Authority Revenue, Rollins College Project, 0.2%***, 5/1/2031, Bank of America NA (a)	1,900,000	1,900,000
Orange County, FL, Health Facilities Authority Revenue, Adventist Health Sunbelt:
0.22%***, 11/15/2026, Wachovia Bank NA (a)	8,550,000	8,550,000
0.32%***, 11/15/2014, Wachovia Bank NA (a)	6,050,000	6,050,000
Oregon, State Veterans Welfare, Series B, 0.2%***, 12/1/2045	9,500,000	9,500,000
Philadelphia, PA, Airport Revenue, Series C, AMT, 0.24%***, 6/15/2025, TD Bank NA (a)	19,485,000	19,485,000
Pinellas County, FL, Health Facilities Authority Revenue, Baycare Health Systems, Series A2, 0.22%***, 11/1/2038, Northern Trust Co. (a)	9,750,000	9,750,000
Riverside County, CA, Certificates of Participation, Public Safety, Communication & Woodcrest Library, 0.23%***, 11/1/2039, Bank of America NA (a)	5,000,000	5,000,000
San Francisco, CA, City & County Multi-Family Housing Revenue, Series 34G, 144A, 0.22%***, 12/1/2018	11,235,000	11,235,000
Sarasota County, FL, Public Hospital District Revenue, Sarasota Memorial Hospital, Series B, 0.21%***, 7/1/2037, Bank of America NA (a)	20,000,000	20,000,000
Southern California, Metropolitan Water District, Waterworks Revenue, Series B, 0.2%***, 7/1/2028	7,000,000	7,000,000
Texas, Alliance Airport Authority, Inc., Special Facilities Revenue, Series 2088, 144A, AMT, 0.25%***, 4/1/2021	24,570,000	24,570,000
Texas, Gulf Coast Waste Disposal Authority, Environmental Facilities Revenue, ExxonMobil Project, Series A, AMT, 0.2%***, 6/1/2030	21,000,000	21,000,000
Texas, State Taxable Veterans Housing Assistance Fund II, Series C, 0.28%***, 6/1/2031, JPMorgan Chase & Co. (a)	11,700,000	11,700,000
Travis County, TX, Health Facilities Development Corp., Retirement Facilities Revenue, Longhorn Village Project, Series B, 0.2%***, 7/1/2037, Bank of Scotland (a)	23,500,000	23,500,000
University of Chicago, 0.28%, 1/15/2010	21,500,000	21,497,659
University of Houston, 0.25%, 2/17/2010	16,200,000	16,200,000
Virginia, Commonwealth University, Health Systems Authority Revenue, Series A, 0.19%***, 7/1/2037, Branch Banking & Trust (a)	11,640,000	11,640,000
Washington, State Housing Finance Commission, Multi-Family Revenue, Merrill Gardens at Tacoma, Series A, AMT, 0.32%***, 9/15/2040, Bank of America NA (a)	3,000,000	3,000,000
Wisconsin, Housing & Economic Development Authority Revenue, Series A, 0.32%***, 5/1/2042	14,045,000	14,045,000
Wisconsin, Housing & Economic Development Authority, Home Ownership Revenue, Series B, 0.28%***, 3/1/2033	16,640,000	16,640,000
Wisconsin, State Health & Educational Facilities Authority Revenue, Aspirus Wausau Hospital, 0.23%***, 8/15/2036, JPMorgan Chase Bank (a)	2,335,000	2,335,000
Wisconsin, State Health & Educational Facilities Authority Revenue, Beloit Memorial Hospital, Inc., 0.26%***, 4/1/2036, JPMorgan Chase Bank (a) (b)	1,300,000	1,300,000
Total Municipal Bonds and Notes (Cost $2,012,786,013)		2,012,786,013
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $42,447,682,867)+	100.0	42,447,682,867
Other Assets and Liabilities, Net	0.0	18,249,517
Net Assets	100.0	42,465,932,384

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2009.

** Annualized yield at time of purchase; not a coupon rate.

*** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of December 31, 2009.

+ The cost for federal income tax purposes was $42,447,682,867.

(a) Security incorporates a letter of credit from the bank listed.

(b) Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
National Public Finance Guarantee Corp.	0.1
Radian	0.0

Many insurers who have traditionally guaranteed payment of municipal issues have been downgraded by the major rating agencies.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

FDIC: Federal Deposit Insurance Corp.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Securities held by a money market fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Short-Term Investments (c)	$ —	$ 42,447,682,867	$ —	$ 42,447,682,867
Total	$ —	$ 42,447,682,867	$ —	$ 42,447,682,867

(c) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2009
Assets
Investments in securities, valued at amortized cost	$ 42,447,682,867
Cash	475,755
Receivable for investments sold	625,000
Interest receivable	21,912,958
Other assets	762,668
Total assets	42,471,459,248
Liabilities
Accrued advisory fee	4,234,813
Other accrued expenses and payables	1,292,051
Total liabilities	5,526,864
Net assets, at value	$ 42,465,932,384

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2009
Investment Income
Income: Interest	$ 186,320,002
Expenses: Advisory fee	40,589,354
Administration fee	9,781,812
Custodian fee	985,905
Professional fees	320,767
Trustees' fees and expenses	596,732
Other	703,715
Total expenses before expense reductions	52,978,285
Expense reductions	(8,501,343)
Total expenses after expense reductions	44,476,942
Net investment income	141,843,060
Net realized gain (loss)	2,999,242
Net increase (decrease) in net assets resulting from operations	$ 144,842,302

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2009	2008
Operations: Net investment income	$ 141,843,060	$ 927,165,099
Net realized gain (loss)	2,999,242	(6,875,939)
Net increase (decrease) in net assets resulting from operations	144,842,302	920,289,160
Capital transactions in shares of beneficial interest: Proceeds from capital invested	296,774,683,917	373,665,603,010
Value of capital withdrawn	(284,106,783,365)	(378,671,753,786)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	12,667,900,552	(5,006,150,776)
Increase (decrease) in net assets	12,812,742,854	(4,085,861,616)
Net assets at beginning of period	29,653,189,530	33,739,051,146
Net assets at end of period	$ 42,465,932,384	$ 29,653,189,530

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2009	2008	2007	2006	2005
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	42,466	29,653	33,739	8,877	9,931
Ratio of expenses before expense reductions (%)	.16	.17	.17	.20	.21
Ratio of expenses after expense reductions (%)	.14	.13	.14	.18	.18
Ratio of net investment income (%)	.43	2.85	5.14	4.83	3.08
Total Return (%)[a,b]	.48	2.81	5.31	4.97	3.15
[a] Total return would have been lower had certain expenses not been reduced. [b] Total return for the Portfolio was derived from the performance of Cash Reserves Fund Institutional.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Cash Management Portfolio (the ``Portfolio'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a New York business trust.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. The Portfolio may have several feeder funds, including affiliated DWS feeder funds, with a significant ownership percentage of the Portfolio's net assets. Investment activities of these feeder funds could have a material impact on the Portfolio. As of December 31, 2009, Cash Management Fund, Cash Reserves Fund Institutional Shares, Cash Reserves Fund — Prime Series and DWS Money Market Series owned approximately 5%, 15%, 3% and 75%, respectively, of the Portfolio.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. The Portfolio's securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium.

Investments in open-end investment companies are valued at their net asset value each business day.

Disclosure about the classification of fair value measurements is included in a table following the Portfolio's Investment Portfolio.

Repurchase Agreements. The Portfolio may enter into repurchase agreements with certain banks and broker/dealers whereby the Portfolio, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolio has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolio's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Portfolio is considered a Partnership under the Internal Revenue Code, as amended. Therefore, no federal income tax provision is necessary.

It is intended that the Portfolio's assets, income and distributions will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investor invested all of its assets in the Portfolio.

The Portfolio has reviewed the tax positions for the open tax years as of December 31, 2009 and has determined that no provision for income tax is required in the Portfolio's financial statements. The Portfolio's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Contingencies. In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Distributions of income and capital gains from investment companies are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

The Portfolio makes a daily allocation of its net investment income and realized gains and losses from securities transactions to its investors in proportion to their investment in the Portfolio.

B. Fees and Transactions with Affiliates

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") is an indirect, wholly owned subsidiary of Deutsche Bank AG, and the Advisor for the master portfolio.

Under the Advisor Agreement, the Portfolio pays the Advisor a monthly Management fee based on its average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $3.0 billion of the Portfolio's average daily net assets	.1500%
Next $4.5 billion of such net assets	.1325%
Over $7.5 billion of such net assets	.1200%

For the period from January 1, 2009 through September 30, 2009, the Advisor had voluntarily agreed to maintain total operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.13% of its average daily net assets. The amount of the waiver and whether the Advisor waives a portion of its fee may vary at any time without notice to shareholders.

For the period from January 1, 2009 through July 29, 2010, the Advisor has contractually agreed to reimburse certain operating expenses to the extent necessary to maintain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.15%.

For the year ended December 31, 2009, the Advisor waived a portion of its management fee aggregating $8,500,336 and the amount charged aggregated $32,089,018, which was equivalent to an annual effective rate of 0.10% of the Portfolio's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Portfolio. For all services provided under the Administrative Services Agreement, the Portfolio pays the Advisor an annual fee ("Administration Fee") of 0.03% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2009, the Administration Fee was $9,781,812, of which $1,117,724 is unpaid.

Trustees' Fees and Expenses. The Portfolio paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

C. Fee Reductions

The Portfolio has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio's custodian expenses. During the year ended December 31, 2009, the Portfolio's custodian fee was reduced by $1,007 for custody credits earned.

D. Line of Credit

The Portfolio and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Portfolio may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Portfolio may borrow up to a maximum of 5 percent of its net assets under the agreement.

E. Review for Subsequent Events

Management has reviewed the events and transactions for subsequent events from January 1, 2010 through February 24, 2010, the date the financial statements were available to be issued, and has determined that there were no material events that would require disclosure in the Portfolio's financial statements through this date.

Report of Independent Registered Public Accounting Firm

To the Trustees and Holders of Beneficial Interest of Cash Management Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights presents fairly, in all material respects, the financial position of Cash Management Portfolio (hereafter referred to as the ``Portfolio'') at December 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as ``financial statements'') are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 24, 2010	PricewaterhouseCoopers LLP

Investment Management Agreement Approval

The Fund, a series of DWS Institutional Funds, invests all of its assets in Cash Management Portfolio (the "Portfolio") in order to achieve its investment objectives. The Portfolio's Board of Trustees (which is also the Board of Trustees for the Fund), including the Independent Trustees, approved the renewal of the Portfolio's investment management agreement (the "Portfolio Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and the Fund's investment management agreement with DWS (the "Fund Agreement," and together with the Portfolio Agreement, the "Agreements") in September 2009.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2009, all but one of the Portfolio's and Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Portfolio's and the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS provides portfolio management services to the Fund and that, pursuant to separate administrative services agreements, DWS provides administrative services to the Fund and the Portfolio. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by iMoneyNet. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by iMoneyNet), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one- and three-year periods ended December 31, 2008, the Fund's gross performance (Institutional Class shares) was in the 3rd quartile of the applicable iMoneyNet universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Portfolio's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Portfolio, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). The Board noted that, although shareholders of the Fund indirectly bear the Portfolio's management fee, the Fund does not charge an additional investment management fee. The Board also reviewed data comparing the Fund's total (net) operating expenses to the applicable Lipper expense universe. The Board also noted that the expense limitation agreed to by DWS helped to ensure that the Fund's and the Portfolio's combined total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds managed by the same portfolio management teams but offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Portfolio Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board concluded that the Fund's and the Portfolio's fee schedules represent an appropriate sharing between the Fund and the Portfolio, as the case may be, and DWS of such economies of scale as may exist in the management of the Fund and the Portfolio at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreements is in the best interests of the Fund and the Portfolio. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of December 31, 2009. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	126
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	126
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company[3] (medical technology company); Lead Director, Belo Corporation[3] (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	126
Dawn-Marie Driscoll (1946) Board Member since 1987

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)

		126
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	126
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	126
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	126
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	126
Rebecca W. Rimel (1951) Board Member since 1995

President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[2] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[2] (January 2007-June 2007)

		126
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989-September 2003)	126
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	126
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	129
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[6] (1965) President, 2006-present

Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[7] (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[7] (1962) Assistant Secretary, 1997-present	Managing Director[3], Deutsche Asset Management
Rita Rubin[8] (1970) Assistant Secretary, 2009-present

Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Director and Associate General Counsel, UBS Global Asset Management (US) Inc. (2001-2004)

Paul Antosca[7] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[7] (1967) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[7] (1966) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management
Jason Vazquez[8] (1972) Anti-Money Laundering Compliance Officer, 2007-present

Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[8] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management
J. Christopher Jackson[8] (1951) Chief Legal Officer, 2006-present

Director[3], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 345 Park Avenue, New York, New York 10154.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

Automated Information Line	Institutional Investor Services (800) 730-1313 Personalized account information, information on other DeAM funds and services via touchtone telephone and the ability to exchange or redeem shares.
Web Site

moneyfunds.deam-us.db.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about the funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 730-1313, option 1 To speak with a fund service representative.
Written Correspondence	Deutsche Asset Management PO Box 219210 Kansas City, MO 64121-9210
Proxy Voting

The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	BIRXX
CUSIP Number	23339C 826
Fund Number	500

ITEM 2.	CODE OF ETHICS

As of the end of the period, December 31, 2009, Cash Reserves Fund Institutional has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

CASH RESERVE FUND INSTITUTIONAL SHARES

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2009	$18,470	$0	$0	$0
2008	$18,500	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2009	$2,000	$0	$0
2008	$0	$19,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures and the above “Tax Fees” were billed in connection with tax compliance and tax planning.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2009	$0	$0	$100,000	$100,000
2008	$0	$19,000	$0	$19,000

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Cash Reserves Fund Institutional, a series of DWS Institutional Funds

By:	/s/Michael G. Clark Michael G. Clark President

Date:	March 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	Cash Reserves Fund Institutional, a series of DWS Institutional Funds

By:	/s/Michael G. Clark Michael G. Clark President

Date:	March 2, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	March 2, 2010